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                                                                    EXHIBIT 10.1

                                VOTING AGREEMENT


                  VOTING AGREEMENT dated as of August 21, 2000, among WESTERN PROPERTIES TRUST, a California real estate investment trust ("Western"), Revenue Properties (U.S.), Inc., a Delaware corporation ("RPUS") and Pan Pacific Development (Nevada) Inc., a Nevada corporation and a wholly-owned subsidiary of RPUS ("PPD").

                  WHEREAS, Western and Pan Pacific Retail Properties, Inc., a Maryland corporation ("Pan Pacific"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof, substantially in the form attached hereto as Exhibit A (the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Western with and into Pan Pacific (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

                  WHEREAS, RPUS and PPD collectively own 50.86% of the outstanding common stock, par value $.01 per share, of Pan Pacific, together with any other shares of capital stock of Pan Pacific acquired by RPUS and PPD after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "Subject Shares"); and

                  WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Western has requested that RPUS and PPD enter into this Agreement.

                  NOW, THEREFORE, to induce Western to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein, the parties agree as follows:

                  1. Representations and Warranties of RPUS and PPD. RPUS and PPD represent and warrant to Western as of the date hereof in respect of itself as follows:

                  (a) Authority. Each of RPUS and PPD has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by RPUS and PPD and constitute a valid and binding obligation of RPUS and PPD enforceable against RPUS and PPD in accordance with its terms.

                  (b) The Subject Shares. RPUS and PPD are the beneficial owners of, and have good and valid title to, the Subject Shares, free and clear of any liens or encumbrances whatsoever except those which impose no restrictions on RPUS' or PPD's right to vote the Subject Shares. RPUS and PPD do not own, of record or beneficially, any shares of capital stock of Pan Pacific other than the Subject Shares. RPUS and PPD have the sole right to vote their such Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement. RPUS and PPD represent that any proxies heretofore
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given in respect of RPUS' Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

                  2. Representations and Warranties of Western. Western hereby represents and warrants to RPUS and PPD that Western has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Western and constitutes a valid and binding obligation of Western enforceable against Western in accordance with its terms.

                  3. Covenants of RPUS and PPD. Until the termination of this Agreement in accordance with Section 8, RPUS and PPD agree as follows:

                           (a) At any meeting of the stockholders of Pan Pacific
called to vote upon the Merger and the Merger Agreement, or at any annual meeting at which such matters are voted upon, and at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, RPUS and PPD shall vote (or cause to be voted) the Subject Shares in favor of the Merger, the adoption by Pan Pacific of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

                           (b) RPUS and PPD shall not, nor shall they permit any
of their respective directors, officers, partners, employees or agents or any investment banker, attorney or other adviser or representative of RPUS and PPD to, directly or indirectly, cause any of the representations set forth in
Section 1 hereof to become untrue.

                  4. Grant of Irrevocable Proxy; Attorney-in-Fact; Appointment of Proxy.

                           (a) RPUS and PPD hereby irrevocably grant to, and
appoint Brad Blake and Dennis Ryan, in their capacity as officers of Western, and any individual who shall hereafter succeed to their respective offices of Western, and each of them individually, RPUS' and PPD's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of RPUS and PPD, to vote RPUS' and PPD's Subject Shares, or grant a consent or approval in respect of such Subject Shares, in favor of adoption of the Merger Agreement and the related transactions contemplated by the Merger Agreement.

                           (b) RPUS and PPD hereby affirm that the irrevocable
proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of RPUS and PPD under this Agreement. RPUS and PPD hereby further affirm that the irrevocable proxy is coupled with an interest, and may under no circumstances be revoked. RPUS and PPD hereby ratify and confirm all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.



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                  5. Further Assurances. RPUS and PPD will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Western may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  6. Certain Events. RPUS and PPD agree that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Subject Shares shall pass, whether by operation of law or otherwise, including RPUS' and PPD's successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Pan Pacific affecting the capital stock, or the acquisition of additional shares of capital stock or other voting securities of Pan Pacific by RPUS or PPD, the number of Subject Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of capital stock or other voting securities of Pan Pacific issued to or acquired by RPUS and PPD.

                  7. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by RPUS or PPD, on the one hand, without the prior written consent of Western nor by Western, on the other hand, without the prior written consent of RPUS and PPD, except that Western may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Western. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  8. Termination. This Agreement shall terminate on the earlier of (i) the Effective Time or (ii) the date upon which the Merger Agreement is terminated in accordance with its terms. If the Merger Agreement is not entered into, this document shall be of no force and effect.



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                  9. General Provisions.

                  (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Western in accordance with
Section 9.2 of the Merger Agreement and to RPUS and PPD at 131 Bloor Street West, Suite 300, Toronto, Ontario, Canada M5S 1R1 (or at such other address for RPUS and PPD as shall be specified in like notice).

                  (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                  (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.



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                  10. Severability. If any term or other provision of this
Agreement is invalid, illegal or incapable of being enforced by any rule or law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.


                           [SIGNATURE PAGE FOLLOWS.]



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                  IN WITNESS WHEREOF, Western has caused this Agreement to be signed by its officer thereunto duly authorized and RPUS and PPD have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                       WESTERN PROPERTIES TRUST,
                                       A CALIFORNIA REAL ESTATE INVESTMENT TRUST


                                       By:   /s/ Bradley Blake
                                           ------------------------------------
                                           Bradley Blake, Chief Executive
                                           Officer


                                       By:   /s/ Dennis Ryan
                                            -----------------------------------
                                            Dennis Ryan, Chief Financial Officer



                                        REVENUE PROPERTIES (U.S.)
                                        INC., A DELAWARE CORPORATION


                                        By:   /s/ Paul D. Campbell
                                            -----------------------------------
                                            Paul D. Campbell, President



                                        By:   /s/ Paul W. Hellen
                                            -----------------------------------
                                            Paul W. Hellen, Secretary



                                        PAN PACIFIC DEVELOPMENT
                                        (NEVADA) INC., A NEVADA CORPORATION


                                       By:   /s/ Paul D. Campbell
                                           ------------------------------------
                                           Paul D. Campbell, President



                                       By:   /s/ Paul W. Hellen
                                           ------------------------------------
                                           Paul W. Hellen, Secretary



                    [Signature Page to the Voting Agreement]